Exhibit 21
                                 SUBSIDIARIES

   The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 1999. The name of each indirect subsidiary is indented under the name of its parent company.

                                                               JURISDICTION OF
STEWART ENTERPRISES, INC.                                       INCORPORATION

   Acme Mausoleum Corporation                                         LA
   Carolina Financial Corporation of Pickens                          SC
      Hill-Crest Memorial Park                                        SC
      Oconee Memorial Gardens, Inc.                                   SC
   Cementerios Stewart (Chile), S.R.L.                               Chile
   Cemetery Management, Inc.                                          FL
      Arlington Memorial Park Cemetery and Funeral Home, Inc.         FL
      Baldwin-Fairchild Funeral Homes, Inc.                           FL
         All Faiths Memorial Park, Inc.                               FL
         Orlando Funeral Home, Inc.                                   FL
         The Simplicity Plan, Inc.                                    FL
      Bay Area Crematory, Inc.                                        FL
      Beth David Funeral Chapel Tampa, Inc.                           FL
      Beth David Memorial Chapel, Inc.                                FL
      Bruce Ocala Funeral Home, Inc.                                  FL
      Chapel Hill Cemetery, Inc.                                      FL
         Glen Haven Memorial Park, Inc.                               FL
            Highland Memory Gardens, Inc.                             FL
         Semoran Funeral Home, Inc.                                   FL
     Cheatham Hill Memorial Park, Inc.                                GA
      David C. Gross Funeral Home, Inc.                               FL
      Empresas Stewart - Cementerios, Inc.                            LA
      Empresas Stewart - Funerarias, Inc.                             LA
      Florida Hills Memorial Gardens, Inc.                            FL
      Garden of Memories, Inc.                                        FL
         A.P. Boza Funeral Home, Inc.                                 FL
         Curry and Son Funeral Home, Inc.                             FL
         Woodlawn Memory Gardens, Inc.                                FL
      Good Shepherd Memorial Gardens, Inc.                            FL
      Hubbell Funeral Home and Crematory, Inc.                        FL
      Kent R. Palmer, Inc.                                            FL
      Kicliter Funeral Home, Inc.                                     FL
      Madcem of Florida, Inc.                                         FL
      Memorial Park Cemetery, Inc.                                    FL
      Oaklawn Park Cemetery and Funeral Home, Inc.                    FL
      Ocoee Park Cemetery, Inc.                                       FL
      Roberts Funeral Home, Inc.                                      FL
      Royal Palm Memorial Gardens, Inc.                               FL
      SEI - DELFL, Inc.                                               DE
      The Simplicity Plan of Puerto Rico, Inc.                        LA
      Sylvan Abbey Memorial Park, Inc.                                FL
      Trinity Memorial Gardens of Lakeland, Inc.                      FL
      Turner Crematory, Inc.                                          FL
      Turner Funeral Homes, Inc.                                      FL
      Walsh & Wood Funeral Home, Inc.                                 FL
      Woodlawn Park Cemetery Company                                  FL
         Memorial Sunset Park, Inc.                                   FL
         National Monument Co., Inc.                                  FL
         South Dade-Palms Memorial Park, Inc.                         FL
   Cole & Garrett Funeral Homes, Inc.                                 TN
   Cunningham Memorial Park, Inc.                                     WV
   Victor V. Desrosier, Inc.                                          CA
   Dilday Brothers Huntington Valley Mortuary                         CA
   Dillard Memorial, Inc.                                             SC
   Eastlawn Corporation                                               GA
   Griffin Leggett,Inc.                                               AR
      Forest Hills Cemetery, Inc.                                     AR
      Griffin Leggett Healey & Roth, Inc.                             AR
      Griffin Leggett Insurance Agency, Inc.                          AR
      Gross Funeral Home, Inc.                                        AR
      Rest Hills Memorial Park, Inc.                                  AR
   Griffin Leggett-Conway, Inc.                                       AR
   Grupo Stewart de Mexico, S.R.L.                                    MX
      Agencia Eusebio Gayosso, S.R.L.                                 MX
      Agencia Funeraria Gayosso, S.R.L.                               MX
      Agencia Funeraria Los Angeles, S.R.L.                           MX
      Prevision Gayosso, S.R.L.                                       MX
      Tiempo y Vida, S.R.L.                                           MX
   Highland Memorial Cemetery, Inc.                                   TN
   Holly Hill Memorial Park, Inc.                                     GA
   Holly Hills, Inc.                                                  TN
   Hopson Mortuary, Inc.                                              CA
   International Stone & Erectors, Inc.                               LA
   Investors Trust, Inc.                                              TX
   Kingsport Cemetery Corp.                                           TN
   Lake Lawn Metairie Funeral Home, Inc.                              LA
   Lake Lawn Metairie Funeral Home (Joint Venture)                    LA
   Lake Lawn Park, Inc.                                               LA
   Lakewood Memorial Park, Inc.                                       MS
   Lassila Funeral Chapels, Inc.                                      CA
   Le Groupe Stewart Inc. - Stewart Group Inc.                      Quebec
      Feron Funeral Homes, Inc.                                     Quebec
      Gestion La Souvenance Inc.                                    Quebec
      La Societe Cooperative de Frais Funeraires Inc.               Quebec
      Lepine - Cloutier Ltee.                                       Quebec
         Les Jardins Commemoratifs Laurentide Inc./ Laurentide
          Memorial Gardens Inc.                                     Quebec
         Les Jardins Quebec                                         Quebec
         Parc Commemoratif La Souvenance Inc.                       Quebec
         Parc du Souvenir (1976) Inc./Remembrance Park(1976) Inc.   Quebec
      Parc Commemoratif de Montreal Inc./ Montreal Memorial
         Park, Inc.                                                 Quebec
         2756-5746 Quebec Inc.                                      Quebec
      Residences Funeraires Associees du Quebec Inc.                Quebec
      Stewart Immobilier (Canada) Inc. -
        Stewart Real Estate (Canada)  Inc.                          Quebec
      Quebec Legacy One, Inc.                                         WV
      Blue Ridge Funeral Home, Inc.                                   WV
      Blue Ridge Memorial Gardens, Inc.                               WV
      C.G.R., Inc.                                                    WV
      Eastern Cemetery Associates, Inc.                               WV
      Eastlawn Memorial Gardens, Inc.                                 VA
      Eternal Light Funerals, Inc.                                    WV
      Findlay Cemetery, Inc.                                          OH
      Garden Cemetery Company, Inc.                                   VA
      Grandview Memory Gardens, Inc.                                  VA
      Greenhills Memory Gardens, Inc.                                 VA
      Highland Memory Gardens, Inc.                                   VA
      Holly Memorial Gardens, Inc.                                    OH
      Holly Memorial Gardens, Inc.                                    VA
      Kanawha Plaza Partnership                                       WV
      Legacy One Service Corporation                                  WV
      Legacy One Tennessee, Inc.                                      TN
      LOI Charleston, Inc.                                            WV
      Monticello Memory Gardens, Inc.                                 VA
      Mountain View Memory Gardens, Inc.                              WV
      National Exchange Trust, Ltd.                                   WV
      National Funeral Services, Inc.                                 WV
      Newark Memorial Gardens, Inc.                                   OH
      Pleasant View Memory Gardens, Inc.                              WV
      Sunset Mausoleum, Inc.                                          OH
      Sunset Memory Gardens, Inc.                                     VA
      Williams-Blue Ridge Funeral Home, Inc.                          WV
   Les Investissements Stewart (Canada) Inc. - Stewart
    Investments (Canada) Inc.                                       Quebec
   McDermott - Crockett Mortuary, Inc.                                CA
   Memorial Services of Columbia, Inc.                                MO
      Lincoln Memorial Mortuary, Inc.                                 NE
      The Lincoln Memorial Park Cemetery Association, Inc.            NE
      Memorial Funeral Home, Inc.                                     MO
   Metairie Cemetery Association                                      LA
      All Faiths Funeral Home, Inc.                                   LA
      Pine Crest Cemetery, Inc.                                       AL
   Montlawn Memorial Park, Inc.                                       NC
   Mount Olivet Cemetery, Inc.                                        LA
   The Nashville Historic Cemetery Association, Inc.                  TN
   Pasadena Funeral Home, Inc.                                        TX
   Restland Funeral Home, Inc.                                        TX
      Anderson-Clayton Bros. Funeral Homes, Inc.                      TX
         Little Bethel Memorial Park, Inc.                            TX
         Roselawn Memorial Gardens, Inc.                              TX
      Belew Funeral Home, Inc.                                        TX
      Bexar County Mortuary Services, Inc.                            TX
      Bluebonnet Hills Memorial Park, Inc.                            TX
         Bluebonnet Hills Funeral Home, Inc.                          TX
      Bright-Holland Funeral Home, Inc.                               TX
      Crespo & Sons, Incorporated                                     TX
      Dalton & Son Funeral Home, Inc.                                 TX
      Emerald Hills Funeral Corporation                               TX
      J.E. Foust & Son Funeral Directors, Inc.                        TX
      Guardian Cremation Society, Inc.                                TX
      Guardian Funeral Home, Inc.                                     TX
      Hilltop Memorial Park                                           TX
      Laurel Land Memorial Park, Inc.                                 TX
         Laurel Land Funeral Home, Inc.                               TX
         Singing Hills Funeral Home, Inc.                             TX
      Laurel Land of Fort Worth, Inc.                                 TX
         Laurel Land Funeral Home of Fort Worth, Inc.                 TX
      Lyons Funeral Home, Inc.                                        TX
      Metrocrest Funeral Home, Inc.                                   TX
      Restland of Dallas, Inc.                                        TX
         Abbey Plan of Texas, Inc.                                    TX
         Highland Memorial Gardens, Inc.                              TX
      SEI - DELTX, Inc.                                               DE
      Simplicity Plan of Texas, Inc.                                  TX
      Southpark Funeral Home, Inc.                                    TX
         South Memorial Park, Inc.                                    TX
   Rocky Mount Memorial Park, Inc.                                    NC
   Rose Haven Funeral Home & Cemetery, Inc.                           GA
   Royal Arms Apartments, Inc.                                        LA
   St. Bernard Memorial Gardens, Inc.                                 LA
      St. Bernard Memorial Funeral Home, Inc.                         LA
   St. Vincent de Paul Cemetery Association                           LA
   S.E. Acquisition of California, Inc.                               CA
      All Souls Mortuary, Inc.                                        CA
      Ashes to Ashes, Inc.                                            CA
      Assumption Mortuary, Inc.                                       CA
      Barstow Funeral Homes, Inc.                                     CA
      Buchheim Family, Inc.                                           CA
      Calvary Mortuary of Los Angeles, California, Inc.               CA
      Catholic Mortuary Services, Inc.                                CA
      N.D. Davis & Associates, Inc.                                   CA
      DeYoung Memorial Chapel, Inc.                                   CA
      Holy Cross Mortuary of Culver City, California, Inc.            CA
      Holy Cross Mortuary of Pomona, California, Inc.                 CA
      Lombard & Company                                               CA
      Richard Pierce Funeral Service, Inc.                            CA
      Queen of Heaven Mortuary, Inc.                                  CA
      Resurrection Mortuary, Inc.                                     CA
      River Cities Funeral Chapel, Inc.                               CA
      San Fernando Mission Mortuary, Inc.                             CA
      Santa Clara Mortuary, Inc.                                      CA
      Scovern Mortuary, A California Corporation                      CA
      SDCA Holdings, Inc.                                             CA
         San Diego Cemetery Association                               CA
      S.E. Acquisition of Delano, California, Inc.                    CA
      S.E. Acquisition of Glendale, California, Inc.                  CA
      S.E. Acquisition of Lancaster, California, Inc.                 CA
      S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.   CA
      S.E. Acquisition of Oakhurst, California, Inc.                  CA
      S.E. Acquisition of Oroville, California, Inc.                  CA
      S.E. Acquisition of San Diego, California, Inc.                 CA
      Sentinel Cremation Societies, Inc.                              DE
      Simplicity Plan of California, Inc.                             CA
      Stewart Pre-Need Services, Inc.                                 CA
      Stricklin/Snively Mortuary                                      CA
         Catalina Channel Cremation Society                           CA
      Wallace E. White & Howard J. Callanan, Inc.                     CA
      Woodside Chapel of Crippen & Flynn                              CA
   S.E. Acquisition of Murietta, California, Inc.                     CA
   S.E. Acquisition of Nevada, Inc.                                   NV
      Desert Memorial, Inc.                                           NV
      Neptune Society of Nevada, Inc.                                 NV
      Reno Memorial, Inc.                                             NV
      S.E. Acquisition of Reno, Nevada, Inc.                          NV
   S.E. Acquisition of Oregon, Inc.                                   OR
      Amling/Schroeder Funeral Service, Inc.                          OR
      Cascade Crematory, Inc.                                         OR
      Chapel of the Roses, Inc.                                       OR
      Chapel of the Valley Funeral Home, Inc.                         OR
      Dutton, Inc.                                                    OR
      J. P. Finley & Son, Inc.                                        OR
         Sunset Hills Memorial Park                                   OR
      Greenwood Cemetery, Inc.                                        OR
      Niswonger & Reynolds, Inc.                                      OR
      S.E. Acquisition of Myrtle Creek, Oregon, Inc.                  OR
      S.E. Acquisition of Reedsport, Oregon, Inc.                     OR
      Tabor's Desert Hills Mortuary, Inc.                             OR
   S.E. Acquisition of Santa Maria, California, Inc.                  CA
   S.E. Acquisition of Washington, Inc.                               WA
      E.R. Butterworth & Sons                                         WA
      Cremation Society Northwest, Inc.                               WA
      Evergreen Staples Funeral Chapel, Inc.                          WA
   S.E. Australia, Inc.                                               LA
      Administrators & Managers Limited                           New Zealand
      Cemetery & Crematorium Finance Trust                        Queensland
      Cemetery & Crematorium Management Services PTY LTD          Queensland
      Nationwide Care Services PTY LTD                            Queensland
         South-East Asia and Australasian Services PTY LTD        Queensland
      Stewart Enterprises Australia PTY LTD                       Queensland
         Funeral Services of Australasia PTY LTD                  Queensland
            Australian Funerals PTY LTD                           Queensland
               Metropolitan Funeral Services PTY LTD              Queensland
            Australian Pre-Arranged Funeral Plan PTY LTD       New South Wales
            Dylhost PTY LTD                                    New South Wales
            Gregory & Carr Holdings PTY LTD                    New South Wales
               Crematorium Chapel Funerals of Australasia
                PTY LTD                                        New South Wales
               F. Tighe & Co. PTY LTD                          New South Wales
               Gregory & Carr PTY LTD                          New South Wales
                  Gregory & Carr of Sydney PTY LTD             New South Wales
               William Lee & Sons PTY LTD                      New South Wales
            Sydney Cremation Services PTY LTD                  New South Wales
      Stewart Enterprises New Zealand Holdings Limited           New Zealand
   SEI - DELLA, Inc                                                   DE
   S.E. Mid-Atlantic, Inc.                                            MD
      C. J. Applegate & Sons, Inc.                                    NY
      Bartlett-Burdette-Cox Funeral Home, Inc.                        WV
      Benjamin Franklin P.M., Inc.                                    PA
      Blue Ridge Memorial Gardens, Inc.                               VA
      Bounds Funeral Home, Inc.                                       MD
      Brown Memorials, Inc.                                           NC
      Calfee Funeral Service of Pineville, Inc.                       WV
      Casdorph & Curry Funeral Home, Inc.                             WV
      Catawba Memorial Park, Inc.                                     NC
      Cedar Hill Cemetery Company, Inc.                               MD
      Central Stone Works, Incorporated                               NC
      Clinch Valley Memorial Cemetery, Inc.                           VA
      Crest Lawn Memorial Gardens, Inc.                               MD
      Harold C. Davis, Inc.                                           NC
      Dodd-Payne-Hess Funeral Home, Inc.                              WV
      Dunbar Funeral Home, Inc.                                       SC
      Evans Funeral Home, Inc.                                        NC
      Evans Funeral Home, Inc.                                        WV
      Evergreen Memorial Gardens, Inc.                                NC
      Everly Community Funeral Care, Inc.                             VA
      Everly Funeral Homes, Incorporated                              VA
      Everly PFP, Inc.                                                VA
      Fairfax Funeral Home, Inc.                                      VA
      Fine Finishes, Inc.                                             NC
      Fort Lincoln Cemetery, Inc.                                     MD
      Fort Lincoln Funeral Home, Inc.                                 MD
      Gallery Granite Corporation                                     MD
      Gardinier Colletti Memorial Home, Inc.                          NY
      Garner Family Funeral Home, Inc.                                GA
      Garrett-Hillcrest, Inc.                                         NC
      George Washington Memorial Park, Inc.                           PA
      Gorny & Gorny Paterson-Clifton Mortuary                         NJ
      Graceland Mausoleum, Inc.                                       WV
      Haisten Funeral Homes, Inc.                                     GA
      Haisten Funeral Home of Henry County, Inc.                      GA
      Higgins and Son Funeral Home, Inc.                              GA
      Highland Memory Gardens of Franklin County, Inc.                NC
      Hillcrest Memorial Cemetery, Inc.                               MD
      Hines-Rinaldi Funeral Home, Inc.                                MD
      Johnson Funeral Home, Inc.                                      NC
      Kimes Funeral Home, Inc.                                        WV
      Kirk & Nice, Inc.                                               PA
      Kirk & Nice Suburban Chapel, Inc.                               PA
      Klingel-Carpenter Mortuary, Inc.                                WV
      Lancaster Funeral Homes, Inc.                                   NC
      Loudon Park Cemetery Company                                    MD
         Druid Ridge Cemetery Company                                 MD
      Loudon Park Funeral Home, Inc.                                  MD
      The Mackey Mortuary, Inc.                                       SC
         Cannon Funeral Home, Inc.                                    SC
      MattleGray Nulton Funeral Home, Inc.                            NY
      McLaurin's Funeral Home, Inc.                                   NC
      Miller-Lee, Inc.                                                NC
      Monte Vista Burial Park, Inc.                                   TN
      Murphy Funeral Service, Inc.                                    NY
      Nalley's Funeral Home, Inc.                                     MD
      The National Harmony Memorial Park, Inc.                        MD
      Nulton Funeral Home, Inc.                                       NY
      Oconee Memorial Funeral Home, Inc.                              SC
      Otto Redanz Funeral Home, Inc.                                  NY
         Cornell & Daggett, Inc.                                      NY
      Parklawn, Inc.                                                  MD
      Parklawn Memorial Gardens, Inc.                                 NC
      The Parkwood Cemetery Company                                   MD
         Parkwood Management Co.                                      MD
      Pineview, Inc.                                                  SC
      Pollock Wells Funeral Service, Inc.                             NC
      Stephen D. Posey Funeral Home, Inc.                             SC
      Richmond Memorial Parks, Inc.                                   VA
      S.E. Acquisition of Charleston, Inc.                            SC
      S.E. Acquisition of Clifton, New Jersey, Inc.                   NJ
      S.E. Acquisition of Fredonia, New York, Inc.                    NY
      S.E. Acquisition of Liberty, South Carolina, Inc.               SC
      S.E. Acquisition of Malden, West Virginia, Inc.                 WV
      S.E. Acquisition of Pennsylvania, Inc.                          PA
      S.E. Acquisition of Pikeville, Kentucky, Inc.                   KY
      S.E. Acquisition of South Carolina, Inc.                        SC
      S.E. Cemetery Management of Pennsylvania, Inc.                  PA
      Stephens Services, Inc.                                         NC
      Sunset Memorial Park Company                                    PA
         Pet Haven, Inc.                                              PA
      John M. Taylor Funeral Home, Inc.                               MD
      Joseph W. Teague Funeral Home, Inc.                             VA
      Thomas-Yelverton Co.                                            NC
      Washington Memorial Cemetery, Inc.                              VA
      William W. Chambers, Inc.                                       MD
      Wilson Funeral Home, Inc.                                       WV
      Wise Corporation                                                VA
      1730 Investment Co., Inc.                                       NC
         Memorial Parks, Incorporated                                 NC
         Taylor M. Simpson Co.                                        NC
   S.E. South-Central, Inc.                                           LA
      D.W. Newcomer's Sons, Inc.                                      MO
      DWN Properties, Inc.                                            MO
         Funeral Security Plans, Inc.                                 MO
      Ellison Funeral Home, Inc.                                      AL
      Kilgore - Green Funeral Home, Inc.                              AL
      Knutson Funeral Homes, Inc.                                     IA
      Lathan Funeral Home, Inc.                                       AL
      Andrew J. McGann & Son Funeral Home, Inc.                       IL
      Mt. Juliet Funeral Home, Inc.                                   TN
      Mt. Juliet Memorial Gardens, Inc.                               TN
      Nave Funeral Home of Lebanon, Inc.                              TN
      Pauley Funeral Home, Inc.                                       IA
      Pine Crest Funeral Home, Inc.                                   AL
         Faith Memorial Park & Mausoleum Company, Inc.                AL
         Valhalla Memory Gardens and Funeral Home, Inc.               AL
      Professional Funeral Services, Inc.                             LA
      Rocko's Funeral Homes, Inc.                                     AL
      Rocko and Son Funeral Home, Inc.                                AL
      Runyan Mangold, Inc.                                            KS
      S.E. Acquisition of Albuquerque, New Mexico, Inc.               NM
      S.E. Acquisition of Blue Island, Illinois, Inc.                 IL
      S.E. Acquisition of Boonville, Missouri, Inc.                   MO
      S.E. Acquisition of Lithonia, Georgia, Inc.                     GA
      S.E. Acquisition of Muskogee, Oklahoma, Inc.                    OK
      S.E. Acquisition of Oak Lawn & Orland Park, Illinois, Inc.      IL
      S.E. Acquisition of Santa Fe, New Mexico, Inc.                  NM
      S.E. Cemetery Management of Illinois, Inc.                      IL
      S.E. Cemetery Management of Wisconsin, Inc.                     WI
      Theis-Gorski Funeral Home, Inc.                                 IL
      West Lawn Cemetery, Inc.                                        NE
      Wisconsin Memorial Park Company, Inc.                           WI
         Time-Lock Insurance Agency, Inc.                             WI
      Wyuka Funeral Home, Inc.                                        NE
      Wyuka Simplicity Plan, Inc.                                     NE
   S.E. of Tucson, Arizona, Inc.                                      AZ
   Stewart Enterprises (Europe), Inc.                                 LA
      S.E. Mexico, Inc.                                               LA
      Stewart Argentina S.R.L.                                     Argentina
         Casa Bassi S.R.L.                                         Argentina
         Casa Canepa S.R.L.                                        Argentina
         Casa Coehlo-Martins, S.R.L.                               Argentina
         Casa LaSalle S.R.L.                                       Argentina
         Casa Sala de Isidro Sala & Cia S.R.L.                     Argentina
         Cementerio Parque Las Praderas S.A.                       Argentina
         Cocheria La Italo Argentina S.R.L.                        Argentina
         Cocheria Parana, S.A.                                     Argentina
         Del Lugar S.A.                                            Argentina
         Hector Garcia y Cia., S.R.L.                              Argentina
         Los Abrojos S.C.A.                                        Argentina
         Parque Ceremonial Cementerio Privado S.A.                 Argentina
         Perisse Laffue S.R.L.                                     Argentina
         Piques S.A.                                               Argentina
         Sepelios Las Heras S.A.                                   Argentina
         The Simplicity Plan de Argentina A.C.E.                   Argentina
         The Simplicity Plan de Argentina SRL                      Argentina
   Stewart Holandesa, S.A. de C.V.                                    MX
   Stewart Resource Center, Inc.                                      LA
   Stewart Services, Inc.                                             LA
   Stewart Worldwide N.V.                                  Netherlands Antilles
      Stewart International (Netherlands) B.V.                    Netherlands
         Euro Stewart Belgium, B.V.B.A.                             Belgium
            Begrafenisonderneming D. Bleyaert B.V.B.A.              Belgium
               Ackaert Begrafenissen B.V.B.A.                       Belgium
               Begrafenisonderneming Lambrecht Donald B.V.B.A.      Belgium
                  Begrafenisonderneming Lambrecht Donald CVA        Belgium
               Begrafenisonderneming Yvan Amys N.V.                 Belgium
               Begrafenis-En Crematieonderneming Lucas B.V.B.A.     Belgium
               BVBA Algemene Uitvaartverzorging Marote              Belgium
               BVBA Begrafenisoderneming Johan Borgonjon            Belgium
               BVBA Drukkerij Van Nieuwkerke                        Belgium
               BVBA Huis Rommelaere                                 Belgium
               BVBA Leo Raes                                        Belgium
               Ceremoniebedrijf Leo BVBA                            Belgium
               Vervanco NV                                          Belgium
                  BVBA Vercruysee                                   Belgium
            Forrier B.V.B.A.                                        Belgium
               BVBA Begrafenisonderneming Roger Amez                Belgium
               Jacobs NV                                            Belgium
         Euro Stewart Espana, S.L.                                   Spain
            Funeraria Fontal, S.A.                                   Spain
            Funeraria Gasco, S.L.                                    Spain
            Funeraria La Piedad, S.L.                                Spain
            Tanatorio y Funeraria la Tudelana, S.L.                  Spain
            Tanatorio y Funeraria Martinez, S.L.                     Spain
         Euro Stewart France, SARL                                  France
            Assistance et Prevoyance Funeraire Sarl                 France
            Chasseignaux et Fils SA                                 France
            Pompes Funebres del'Atlantique SARL                     France
            SARL Parthenos                                          France
               Sa Di Bernardo                                       France
               Sa Pompes Funebres PLM                               France
               Sa SFMOP                                             France
                  SARL Cunault                                      France
               SARL Marbrerie Coulon                                France
               SARL Mistre et Cie                                   France
               SARL Saint Hilaire                                   France
               SARL Sept                                            France
         Euro Stewart Portugal - Actividades Funerarias LDA.       Portugal
            Victor & Joao, S.A.                                    Portugal
            Agencia Funeraria Borges, LDA                          Portugal
         Stewart Cementerios Puerto Rico Holdings II B.V.         Netherlands
            Empresas Stewart Cementerios                          Puerto Rico
            Empresas Stewart - Funerarias                         Puerto Rico
            Stewart Cemeterios Puerto Rico Holding I B.V.         Netherlands
         Stewart Enterprises New Zealand Unit Trust               New Zealand
            Stewart Enterprises New Zealand                       New Zealand
         Stewart Funerarias Puerto Rico Holding II B.V.           Netherlands
            Stewart Funerarias Puerto Rico Holding I B.V.         Netherlands
         Stewart Simplicity Plan of Puerto Rico Holding II B.V.   Netherlands
            Stewart Simplicity Plan of Puerto Rico Holding I B.V. Netherlands
            The Simplicity Plan of Puerto Rico                    Puerto Rico
         Uitvaart Beheer B.V.                                     Netherlands
            De Associatie Zijlweg Beheer B.V.                     Netherlands
               De Associatie Kennemerland B.V.                    Netherlands
                  Uitvaartcentrum Aula West B.V                   Netherlands
                  Uitvaartverzorging Heemstede B.V                Netherlands
   Strong & Burns Funeral Home, Inc.                                  NY